SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K
 ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2007

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-64879	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-2520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01	Other Events

On March 8, 2007, the Company issued a press release regarding the occurrence of a Trust Wind-Up Event under the terms of the Trust Agreement governing SATURNS Trust No. 2002-1, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 8, 2007

MS STRUCTURED ASSET CORP.
(Registrant)

By: /s/ Madhu Philips
Name:	Madhu Philips
Title:	Vice President

EXHIBIT INDEX

Exhibit 99.1	Press release, dated March 8, 2007